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                                                                    Exhibit 99.1

                             EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of this 15th day of August, 2001, is between Dreams, Inc., a Utah corporation ("Dreams") and Warren
H. Greene (the "Employee").

     WHEREAS, the Employee agrees to be employed and Dreams agrees to employ the employee as the President of The Greene Organization, Inc., a Florida corporation ("Greene"), which is a wholly-owned subsidiary of Dreams as of the date hereof.

     WHEREAS, the Employee was previously employed as an executive of Greene and was a principal shareholder of Greene; and

     WHEREAS, the Employee was a key executive in Greene with expertise in the day to day operation and management of Greene; and

     WHEREAS, Dreams desires to assure continuance of the Employee's service in connection with such business; and

     WHEREAS, the parties agree that a covenant not to compete is essential to the growth and stability of the business of Dreams.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, Dreams and the Employee agree as follows:

     1.   EMPLOYMENT.
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          1.1  Employment and Term.  Dreams hereby employs the Employee, and the
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Employee shall serve Dreams, upon the terms and conditions herein set forth, for a term commencing on the date of this Agreement and expiring on the last day of the 60th calendar month following the date first written above (the "Term of Employment"), unless earlier terminated pursuant to Section 4 below.

          1.2  Position and Duties. The Employee is engaged as the President of
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Greene to exercise and faithfully perform to the best of his ability on behalf of both Dreams and Greene the powers and duties customarily performed as President. The duties of the President shall generally be those set forth in the bylaws of Greene, subject to modification and further delegation as determined from time to time by the Board of Directors of Dreams. The Employee shall report directly to the Chief Executive Officer of Dreams.

          1.3  Other Activities. Nothing in this Agreement shall be construed to
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prevent the Employee from devoting a portion of his time to community or charitable activities, from investing his assets in any form or manner he deems appropriate or from serving as a director of any

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corporation, provided such activities do not unreasonably interfere with the duties under this Agreement and do not violate the provisions of Section 3.1 or 3.2.

     2.   COMPENSATION.
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          2.1  Base Salary. During the Term of Employment, Dreams will pay the
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Employee a salary of $250,000 per year, on bi-weekly basis.

          2.2  Benefits. Dreams shall provide standard benefits as are provided
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for other Dreams officers. Those benefits shall include a car allowance in an amount not to exceed $700 per month, medical and dental insurance for Employee and immediate family, cellular telephone charges and three weeks paid annual vacation. In the event Dreams does not have a medical and dental plan in effect upon commencement of employment, Dreams will pay COBRA premiums for Employee's prior coverage until the Dreams plan takes effect which Dreams will use its best efforts to cause to occur within 18 months.

          2.3  Bonus. As additional compensation, the Employee will be entitled
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to receive a bonus for each fiscal year during the Term of the Employee's employment by Dreams in an amount equal to 1/3 of Earnings of Greene in excess of $250,000 before deductions for Income Tax, Depreciation and Amortization. No overhead allocations will be made to Greene from affiliated companies and no rent will be charged to Greene. Merchandise purchased from affiliated companies will be charged at the original cost to the affiliated companies

               The Bonus shall be payable within thirty (30) days of the determination of the amount of the bonus but in no event more than 90 days after the end of Dreams fiscal year.

          2.4  Withholding. Employee agrees that Dreams shall deduct and
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withhold from his salary and from all other amounts paid to Employee, all state and federal tax and other withholdings required by law.

          2.5  Expenses. Dreams shall reimburse Employee for reasonable expenses
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incurred on behalf of Dreams in connection with his performance of his obligations hereunder during the term of this Agreement.

          2.6  Termination. Without in any way limiting the other provisions of
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this Agreement, upon termination of Employee's employment, whether by expiration of the term of this Agreement or as provided for in Section 4, Employee shall cease to receive or have any right to receive salary or any other compensation provided for above or otherwise, except that amount earned but unpaid during Employee's employment with Dreams.

     3.   NONCOMPETITION AND DISCLOSURE OF INFORMATION.
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          3.1  Noncompetition. During the Term of Employment and for a period of
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two years after the termination of Employee's employment with Dreams (as further limited hereinafter) the Employee will not, directly or indirectly, be employed by, own, manage, operate, act as an agent

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for, join, control or participate in the ownership, management, operation or control of or be connected with in any manner, any business engaged in memorabilia sales or the franchising of stores that sell memorabilia ("Competitive Business"). The Employee shall be deemed to be connected with such business if he is the sole proprietor of such business, such business is carried on by a partnership in which he is a general or limited partner agent or employee, or a corporation or association of which he is a shareholder, officer, director, employee, member, consultant or agent; provided, that nothing herein shall prevent the purchase or ownership by the Employee of shares of less than five percent (5%) in a publicly held corporation. The above provisions restricting stock ownership do not pertain to the ownership of the stock of Dreams or related companies.

          3.2  Disclosure of Information. The Employee recognizes and
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acknowledges that the confidential, proprietary information of Dreams, and other intellectual property of Dreams including contacts made within the scope of Employee's duties hereunder and such trade secrets or information as may exist from time to time, including without limitation technical information regarding the Dreams business, information as to the identity of employees, customers and potential or existing suppliers of Dreams or its affiliates, information as to the marketing or other plans of Dreams and other similar items, are valuable, special and unique assets of the Dreams business, access to and knowledge of which are essential to the performance of the duties of Employee hereunder. Such property and information shall remain the exclusive property of Dreams at all times during and subsequent to the Term of Employment. Employee will not, during or after the Term of Employment, in whole or in part, remove Dreams records either in original, duplicated or copied form, from the premises of Dreams, (unless Employee is required to do so to perform his employment duties hereunder) nor disclose such secrets or confidential or proprietary information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall Employee make use of any such property for his own purposes or for the benefit of any person, firm, corporation or other entity (except Dreams or its affiliates) under any circumstances, during or after the Term of Employment. For this Section 3.2, Dreams shall include any and all of its subsidiaries. Confidential Information of Dreams shall not include (a) information which has been made public, other than through breach of this Agreement; (b) information which Employee possessed and/or had available to him on a non-confidential basis from a third person and/or entity before Employee obtained the information from Employer and/or any client of Employer; (c) information which Employee later obtains from a third party and/or entity without any confidentiality obligation; or (d) information which Employee is legally required to disclose.

          3.3  Covenants as Essential Elements of this Agreement.  It is
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understood by and between the parties hereto that the foregoing covenants contained in Sections 3.1 and 3.2 are essential elements of this Agreement, and that but for the agreement by the Employee to comply with such covenants, Dreams would not have agreed to enter into this Agreement. Such covenants by the Employee shall be construed to be agreements independent of any other provisions of this Agreement. The existence of any other claim or cause of action, whether predicated on any other provision in this Agreement, or otherwise, as a result of the relationship between the parties shall not constitute a defense to the enforcement of such covenants against the Employee.

          3.4  Remedies.
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               (i)  The Employee acknowledges and agrees that Dreams remedy at law for the breach or threatened breach of any of the provisions of Section 3.1 or 3.2 herein would be inadequate and the breach shall be per se deemed as causing irreparable harm to Dreams or its subsidiaries. In recognition of this fact in the event of a breach by the Employee of any of the provisions of
Section 3.1 or 3.2, the Employee agrees that, in addition to any remedy at law available to Dreams, including monetary damages, all rights of the Employee to payment under this Agreement and all amounts thereafter due to the Employee from Dreams under the Agreement may be terminated and Dreams, without posting any bond, shall be entitled to seek equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available to the Dreams. This provision does not affect Employee's right to payment of salary, bonus or other monies due and owing to Employee which have accrued but not been paid to Employee prior to the breach or threatened breach.

     (ii) The period of time applicable to any covenant in Section 3 will be extended by the duration of the violation by the Employee of such covenant.

          3.5 Covenants to Survive this Agreement. The covenants of the Employee contained in Sections 3.1 and 3.2 hereof shall each be construed as an agreement independent of any other provision in this Agreement and shall survive the expiration or termination of this Agreement or any part thereof without regard to the reason therefor. The existence of any claim or cause of action of the Employee against Dreams, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Dreams of either covenant. Both parties hereby expressly agree and contract that it is not the intention of either party to violate any public policy, statutory or common law, and that if any sentence, paragraph, clause, or combination of the same of Sections 3.1 and
3.2 is in violation of the law of any state where applicable, such sentence, paragraph, clause, or combination of the same shall be void in the jurisdictions where it is unlawful, and the remainder of such paragraph and this Agreement shall remain binding on the parties hereto. It is the intention of both parties to make the covenants of Sections 3.1 and 3.2 binding only to the extent that it may be lawfully done under existing applicable laws. In the event that any part of any covenant of Sections 3.1 and 3.2 is determined by a court of law to be overly broad thereby making the covenant unenforceable, the parties hereto agree, and it is their desire, that such court shall substitute a reasonable, judicially enforceable limitation in place of the offensive part of the covenant and as so modified the covenant shall be as fully enforceable as set forth herein by the parties themselves in the modified form.

     4.   EARLY TERMINATION OF AGREEMENT.
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          4.1  Early Termination of Agreement. This Agreement shall terminate
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earlier than expiration of the Term of Employment ("Early Termination") upon the occurrence of any of the following events:

               (a) Immediately upon notice from Dreams to the Employee for cause. The term "cause" shall refer and be limited to: (i) any act of embezzlement or conversion of assets of Dreams; (ii) the Employee's material breach of any material covenant of this Agreement; (iii) an act of gross malfeasance or misfeasance by Employee; (iv)

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          habitual or repeated material non-performance of duties. However, with regard to (ii) and (iv) above, "cause" shall not have occurred until Dreams notifies Employee of such event and Employee shall not have cured such event within a period of fifteen (15) days after his receipt of notice and the Board of Directors shall have voted to terminate Employee's employment. The failure of Dreams to notify in writing shall not be construed to be a waiver by Dreams of its right to later notify Employee.

               (b) Immediately upon notice from Employee to Dreams for cause. The term "cause" shall refer and be limited to Dreams material breach of its duties to Employee under this Agreement. In the event of termination by Employee for cause, Employee shall not be bound by the provisions contained in Section 3.1 restricting Employee's competition with Employer.

               (c)  Upon mutual agreement of Dreams and Employee.

          4.2  By Death or Disability. In the event of the Employee's death,
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this Agreement shall terminate on the date of his death and any salary or expenses owed shall be paid to his beneficiary. In the event of his Disability, this Agreement shall terminate as of such date of Disability. "Disability," for the purposes of this Agreement, shall be deemed to have occurred in the event
(A) the Employee is unable by reason of sickness or accident, to perform the Employee's duties under this Agreement for an aggregate of three (3) months in any one (1) year period or (B) the Employee has a guardian of the person or estate appointed by a court of competent jurisdiction. Termination due to Disability shall be deemed to have occurred upon the first day of the month following the determination of disability as defined in the preceding sentence.

          4.3  Obligations Surviving Early Termination.  Notwithstanding the
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Early Termination of this Agreement as contemplated in Section 4.1 above or expiration of the term of this Agreement, the provisions of this Agreement relating to the Employee's covenant not to compete, and Employee's obligation to maintain and protect trade secrets and confidential, proprietary rights and information of Dreams shall maintain in force and effect pursuant to the terms of this Agreement.


     5.   GENERAL PROVISIONS.
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          5.1  (a)  Binding Agreement.  This Agreement shall be binding upon and
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          shall inure to the benefit of the heirs, legal representatives, successors and assigns, as applicable, of the respective parties hereto, and any entities resulting from the reorganization, consolidation or merger of any party hereto.

               (b)  Headings.  The headings used in this Agreement are inserted
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          for reference purposes only and shall not be deemed to limit or affect in any way the meaning or interpretation of any of the terms or provisions of this Agreement.

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               (c)  Counterparts.  This Agreement may be signed upon any number
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          of counterparts with the same effect as if the signature to any counterpart were upon the same instrument.

               (d)  Severability.  The provisions of this Agreement are
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          severable, and should any provision hereof be found to be void, voidable or unenforceable, such void, voidable or unenforceable provision shall not affect any other portion or provision of this Agreement. Without limiting the generality of the above, should any provision be unenforceable as a result of a time period or geographic area, the time period and/or geographic area shall be reduced to the longest period and/or largest area which would render the provision enforceable.

               (e)  Waiver.  Any waiver by any party hereto of any breach of any
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          kind or character whatsoever by any other party, whether such waiver be direct or implied, shall not be construed as a continuing waiver or consent to any subsequent breach of this Agreement on the part of the other party.

               (f)  Modification.  This Agreement may not be modified except by
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          an instrument in writing signed by the parties hereto.

               (g)  Governing Law.  This Agreement shall be interpreted,
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          construed and enforced according to the laws of the state of Florida.
          Venue shall lie in Broward County, Florida.

               (h)  Attorneys' Fees.  In the event any action or proceeding is
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          brought by either party against the other under this Agreement, the prevailing party shall be entitled to recover attorneys' fees and costs in such amount as the court may adjudge reasonable.

               (i)  Notice.  Any notice, consent, request, objection or
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          communication to be given by either party to this Agreement shall be in writing and shall be either delivered personally or by Airborne, Federal Express or other commercial overnight delivery service addressed as follows:


          Company:                      Dreams, Inc.
                                        Two South University Drive, Suite 325
                                        Plantation, FL 33324


          Employee:                     Warren H. Greene
                                        Two South University Drive, Suite 325
                                        Plantation, Florida 33324

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               (j)  Assignment.  Neither Employer nor Employee may assign their
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          rights and obligations pursuant to this Agreement to a third party without the written consent of each other.

               (k)  Securities Documents.  It shall be a condition to the
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          issuance of any securities by Dreams to Employee, including shares of the Dreams common stock, that Employee shall execute and deliver to Dreams all documents deemed necessary by the Dreams counsel in order to comply with the securities laws of the United States and the states thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first set forth above.


                              DREAMS, INC.

                              By: __________________________________
                                  Ross Tannenbaum, Chief Executive Officer


                              EMPLOYEE:


                              ______________________________________
                              Warren H. Greene

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